UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: July 15, 2015
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1925 W. Field Court
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2015, IDEX Corporation (the “Company”) announced the promotion of Eric D. Ashleman as the Company’s Chief Operating Officer. Mr. Ashleman, age 48, joined the Company in March 2008, and most recently held the position of Senior Vice President and Group Executive beginning in August 2011, leading two of the Company’s business segments - Health & Science Technologies and Fire & Safety/Diversified Products - comprising more than half the Company’s annual revenue. His experience prior to joining the Company included positions of increasing management responsibility at AlliedSignal, Honeywell, and Danaher Corporation. Mr. Ashleman holds a BA and MBA from the University of Michigan. Mr. Ashleman’s promotion is effective immediately.

In connection with his promotion to Chief Operating Officer, Mr. Ashleman’s will receive a base salary of $500,000, his target bonus percentage under the Company’s Management Incentive Compensation Plan will be 75%, and he will be eligible for annual equity awards under the IDEX Corporation Incentive Award Plan at a value of 200% of his base salary. Mr. Ashleman will also receive a promotional equity award valued at $750,000, which award will consist of 50% in restricted stock with three-year cliff vesting, 25% in stock options vesting on the three-year anniversary of the grant date and 25% in stock options vesting on the fourth-year anniversary of the grant date.

On July 15, 2015, the Company announced that Brett E. Finley, Senior Vice President - Group Executive, will transition his role with the Company. Through the end of 2015, Mr. Finley will aid in the Company’s organizational transition while assisting in business development and growth initiatives.

Item 7.01 - Regulation FD Disclosure.

On July 15, 2015, the Company issued a press release announcing Mr. Ashleman’s promotion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this item by reference.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Items 7.01 and 9.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in Items 7.01 or 9.01 of this Current Report is material investor information that is not otherwise publicly available.

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1	IDEX Corporation press release dated July 15, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ HEATH A. MITTS
Heath A. Mitts
Senior Vice President and Chief Financial Officer
July 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDEX Corporation press release dated July 15, 2015